Exhibit 31.4

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Jay Cross, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A of Sonnet BioTherapeutics Holdings, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 22, 2020	/s/ Jay Cross
Jay Cross
Chief Financial Officer
(Principal Financial Officer)